Lease Arrangements (Tables)	12 Months Ended
Dec. 31, 2016
Lease Arrangements
Schedule of future minimum rentals, expected to be earned on non cancellable time charters

        The future minimum rentals, expected to be earned on non-cancellable time charters consisted of the following as at December 31, 2016 (in thousands):

2017	$379,851
2018	332,217
2019	295,661
2020	291,420
2021	266,553
2022 and thereafter	511,163

Total future rentals	$2,076,865